EXHIBIT 10.1a

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY STATE SECURITIES LAWS, AND ARE PROPOSED TO BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT.  SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY OFFERED HEREBY MUST NOT TRADE THE SECURITY BEFORE [FOUR MONTHS AND ONE DAY FROM THE DATE OF ISSUANCE].

UNLESS OTHERWISE PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITY OFFERED HEREBY MUST NOT TRADE THE SECURITY IN OR FROM BRITISH COLUMBIA UNLESS THE CONDITIONS IN SECTION 12(2) OF BC INSTRUMENT 51-509 ISSUERS QUOTED IN THE U.S. OVER THE COUNTER MARKET ARE MET.

ZORO MINING CORP.

SUBSCRIPTION AGREEMENT FOR UNITS
By
THE UNDERSIGNED SUBSCRIBER

THE UNITS BEING OFFERED FOR SALE MAY ONLY BE PURCHASED BY SUBSCRIBERS IN THE UNITED STATES OF AMERICA, BY SUBSCRIBERS IN CANADA AND BY SUBSCRIBERS IN EUROPE

INSTRUCTIONS

A.           All Subscribers:

Complete and sign the Execution Page of the Subscription Agreement.

Complete and sign Schedule “B” attached to the Subscription Agreement and Appendix 1 attached thereto (Schedule “B” must be completed by all subscribers, including United States subscribers).

B.           United States Subscribers only:

Persons in the United States and U.S. Persons (as such terms are defined in Regulation S under the 1933 Act) should also complete and sign Schedule “C” attached to the Subscription Agreement.

A completed and originally executed copy of, and the other documents required to be delivered with, this Subscription Agreement, be, unless otherwise directed by the Corporation together with payment for the exact subscription price for such Units by way of either (i) a banker’s draft or certified check for the subscription price payable to the Corporation or (ii) by wire transfer to the Corporation pursuant to the following wiring instructions:

Beneficiary Bank Name:	Bank of America

Beneficiary Bank Address:	6401 North Campbell Avenue, Tucson, Arizona 85718
Beneficiary Bank Routing Number	122101706
Beneficiary Bank Account Name:	Zoro Mining Corp
Beneficiary Bank Account No.:	457012048506
Beneficiary Bank Swift Code:	BOFMCAM2

In this regard, and should the Subscriber’s subscription and/or subscription price payment be submitted to the Corporation’s Counsel, in trust or otherwise (as above in respect to the wire transfer), then the Subscriber agrees that the Corporation’s Counsel shall have no accountability to the Subscriber whatsoever and acknowledges that the Corporation’s Counsel is merely a recipient for the Corporation and has no obligation of any nature to the Subscriber.  The Subscriber agrees that submission of the subscription price to the Corporation’s Counsel in trust is to be deposited into the trust account of the Corporation and shall be the property of the Corporation immediately.  The Corporation’s Counsel shall have the right to transact the subscription price monies solely at the direction of the Corporation or its agents and the Corporation’s Counsel shall require no instruction from the Subscriber.  Under no circumstances shall the Corporation’s Counsel be considered to be giving legal or other advice or services to the Subscriber and no communication between the Subscriber and the Corporation’s Counsel shall be considered advice (at the most only administrative subscription assistance on behalf of the Corporation) and the Subscriber shall rely solely and exclusively on the Subscriber’s own judgment and the advice of the Subscriber’s own counsel.
__________

SUBSCRIPTION AGREEMENT FOR UNITS

To:                      Zoro Mining Corp.

The undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase the number of Units (as hereinafter defined; and each of which consists of one share of common stock and one-half  share purchase warrants) of Zoro Mining Corp. (the “Corporation”) set forth below for the aggregate purchase price set forth below, representing a purchase price of US$0.15 per Unit, upon and subject to the terms and conditions set forth in the following pages of this subscription agreement (together with the attached Terms and Conditions of Subscription for Units and the Schedules, collectively, referred to herein as the “Subscription Agreement” or the “Agreement”).  In addition to this Execution Page, the Subscriber must also complete all applicable Schedules which form part of this Subscription Agreement.

(Name of Subscriber - please print)

By: ______________________
(Authorized Signature)

(Official Capacity or Title - please print)

(Please print name of individual whose signature appears above if different than the name of the subscriber printed above.)

(Subscriber's Address)

(Telephone Number) (E-Mail Address)

Number of Units: ______________________

Aggregate Purchase Price: ______________________

If the Subscriber is signing as agent for a principal (beneficial purchaser) and is not purchasing as a trust company or a portfolio manager, or, in any case, purchasing as trustee or agent for accounts fully managed by it, complete the following and ensure that Schedule "B" and, if applicable, Schedule "C", is completed in respect of such principal:

(Name of Principal)

(Principal's Address)

(Principal's Telephone Number) (Principal's E-Mail Address)

Register the Common Shares and Warrants that form the Units as set forth below:

(Name)

(Account reference, if applicable)

(Address)

Deliver the Common Shares and Warrants that form the Units as set forth below:

(Name)

(Account reference, if applicable)

(Contact Name)

(Address)

(Telephone Number) (E-Mail Address)

ACCEPTANCE:  The Corporation hereby accepts the subscription as set forth above on the terms and conditions contained in this Subscription Agreement and the Corporation represents and warrants to the Subscriber that the representations and warranties contained in this Subscription Agreement are true and correct in all material respects as of the Closing Date (as hereinafter defined) and that the Subscriber is entitled to rely thereon.
__________________, 2011.

ZORO MINING CORP. By: Authorized Signatory	Subscription No:
__________

Execution Page

TERMS AND CONDITIONS OF SUBSCRIPTION FOR UNITS

1.	Definitions

In this Agreement, unless the context otherwise requires:

(a)	“1933 Act” means the United States Securities Act of 1933, as amended;

(b)	“Agreement” or “Subscription Agreement” means this subscription agreement, including all Schedules hereto, as the same may be amended, supplemented or restated from time to time;

(c)	“Business Day” means a day on which Canadian chartered banks are open for the transaction of regular business in the City of Vancouver, British Columbia, Canada;

(d)	“Closing” means the closing of the purchase and sale of the Offered Securities;

(e)	“Closing Date” means November 15, 2011, or such other date as the Corporation may agree;

(f)	“Common Shares” means the shares of common stock of the Corporation, par value US$0.001 per share, as constituted on the date hereof;

(g)
“Company Reports” means each current annual information form, management information circular, press release, technical report, and material change report and the Corporation’s most recent annual and interim consolidated financial statements and the notes thereto and the related management’s discussion and analysis filed on SEDAR;

(h)	“Corporation” means Zoro Mining Corp., a corporation incorporated under the laws of the State of Nevada and includes any successor corporation thereto;

(i)	“Exchange” means the FINRA Over-the-counter Bulletin Board;

(j)	“NI 45-106” means National Instrument 45-106 – Prospectus and Registration Exemptions of the Canadian Securities Administrators;

(k)	“Offered Securities” means the Units of the Corporation offered for sale by the Corporation;

(l)
“Person” means an individual, a firm, a corporation, a syndicate, a partnership, a trust, an association, an unincorporated organization, a joint venture, an investment club, a government or an agency or political subdivision thereof and every other form of legal or business entity of whatsoever nature or kind;

(m)	“Public Record” means the Corporation’s annual report on Forms 10-KSB, 10-K, quarterly reports filed on Form 10-Q and current reports filed on Form 8-K;

(n)	“Purchase Price” means US$0.15 per Unit;

(o)	“Purchased Securities” means the Offered Securities purchased by the Subscriber pursuant to this Subscription Agreement;

(p)	“Regulation D” means Regulation D under the 1933 Act;

(q)	“Regulation S” means Regulation S under the 1933 Act;

(r)	“SEC” means the United States Securities and Exchange Commission;

(s)
“Securities Laws” means the securities legislation and regulations of, and the instruments, policies, rules, orders, codes, notices and published interpretation notes of the applicable securities regulatory authority or applicable securities regulatory authorities of, the applicable jurisdiction or jurisdictions;

(t)	“Subscriber” or “you” means the Person purchasing the Purchased Securities and whose name appears on the Execution Page hereof;

(u)	“United States” means the “United States” as that term is defined in Regulation S;

(v)	“U.S. Accredited Investor” means an “accredited investor” as that term is defined in Rule 501(a) of Regulation D;

(w)	“U.S. Person” means a “U.S. person” as that term is defined in Regulation S;

(x)
“U.S. Subscriber” means: (i) any Person purchasing the Offered Securities in the United States; (ii) any U.S. Person; (iii) any Person purchasing the Offered Securities on behalf of any Person in the United States or any U.S. Person; (iv) any Person that receives or received an offer for the Offered Securities while in the United States; or (v) any Person that is in the United States at the time the buy order was made or the Subscription Agreement was executed; provided, however, that a U.S. Subscriber shall not include any person who has any discretionary or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. Person by a professional fiduciary resident in the United States;

(y)
“Warrants” means the transferable share purchase warrants issued as part of the Units, each of which whole Warrant being exercisable to purchase one Warrant Share at a price of US$0.25 per Warrant Share, expiring at 5:00 p.m. (Vancouver, British Columbia, time) on the date which is two years from the Closing Date; and

(z)	“Warrant Shares” means the Common Shares issuable upon exercise of the Warrants.

2.	The Offering

This Subscription Agreement confirms your agreement to purchase from the Corporation, subject to the terms and conditions set forth herein, that number of Units, at the price of US$0.15 per Unit (the “Purchase Price”), set out beside your name on the Execution Page hereof (the “Purchased Securities”).  Each Unit consists of ONE share of common stock (each a “Common Share”) of the Corporation and ONE-HALF transferable share purchase warrants (each whole warrant being a “Warrant”).  Each whole Warrant is immediately exercisable by the holder thereof to purchase one Common Share (each a “Warrant Share”) at an exercise price of US$0.25 per Warrant Share, expiring at 5:00 p.m. (Vancouver, British Columbia, time) on the date that is two years from the date of Closing.  You acknowledge (on your own behalf and, if applicable, on behalf of each beneficial purchaser for whom you are contracting hereunder) that the Purchased Securities form part of a larger offering (the “Offering”) of Units (each an “Offered Security” and collectively, the “Offered Securities”) of up to approximately US$1,500,000, which Offered Securities are being offered on a private placement basis to Persons resident in Canada, the United States and Europe.  A term sheet with respect to the offering of the Offered Securities is attached hereto as Schedule “A”.

3.	Conditions of Purchase

In connection with your purchase of the Purchased Securities, the following documents are enclosed herewith which you are requested to complete, sign as indicated and return together with an executed copy of this Agreement (see “Execution Page”) as soon as possible:

(a)	Schedule “B”, being the Certificate of Accredited Investor Status under NI 45-106; and

(b)	if you are or, if applicable, the beneficial person for whom you are contracting hereunder is, a U.S. Subscriber, Schedule “C”, being the Certificate for U.S. Accredited Investors.

The obligation of the Corporation to sell the Purchased Securities to you is subject to, among other things, the conditions that:

(a)
you execute and return all documents required by applicable Securities Laws, including the forms set out in Schedules “B” and “C” attached hereto, as applicable, to the Corporation’s direction herein or otherwise, as the offer and sale of the Purchased Securities by the Corporation to you will not be qualified or registered under applicable Securities Laws;

(b)
the representations and warranties made by you herein are true and correct when made and are true and correct on the Closing Date with the same force and effect as if they had been made on and as of such date;

(c)	all covenants, agreements and conditions contained in this Agreement to be performed by you on or prior to the Closing Date shall have been performed or complied with; and

(d)	all necessary regulatory approvals being obtained prior to the Closing Date.

By returning this Agreement you consent to the filing by the Corporation of all documents required by applicable Securities Laws.

If you are not subscribing for the Purchased Securities for your own account and you are not a portfolio manager purchasing as agent for accounts which are fully managed by you, each beneficial purchaser for whom you are contracting hereunder must be purchasing the Purchased Securities as principal for its own account and (unless you are an authorized agent with power to sign on behalf of the beneficial purchaser) must execute all documents required by applicable Securities Laws with respect to the Purchased Securities being acquired by each such purchaser as principal.  If you are signing as agent or pursuant to a power of attorney for the Subscriber, you have authority to bind the Subscriber.

You agree, and you agree to cause any beneficial purchaser for whom you are contracting hereunder, to comply with all applicable Securities Laws concerning the purchase of, the holding of, and the resale restrictions applicable to, the Purchased Securities and the Warrant Shares.

You acknowledge that the Corporation has the right to close the subscription books at any time without notice and to accept or reject any subscription in its sole discretion.  If this subscription is rejected, in whole or in part, you acknowledge that the unused portion of the aggregate Purchase Price will be returned to you without interest.

The obligation of the Subscriber to purchase the Purchased Securities is subject to the Subscriber receiving on the Closing Date each of a Common Share and Warrant certificate representing the Purchased Securities.

4.	The Closing

The Closing will be completed at the offices of the Corporation or its counsel at the Corporation’s election, McMillan LLP, Lawyers – Patent & Trade Mark Agents, located at 1500 Royal Centre, 1055 West Georgia Street, Vancouver, British Columbia, Canada, V6E 4N7 (the “Corporation’s Counsel” herein), at such other time or times as the Corporation may agree.

Certificates representing the Common Shares and Warrants issued as part of the Purchased Securities will be available for delivery to you at Closing against payment to the Corporation through which you subscribed for the Purchased Securities of the aggregate amount of the Purchase Price for the Purchased Securities in freely transferable United States funds.  Such payment is to be made by way of either (i) a banker’s draft or certified check for the subscription price payable to the Corporation or (ii) by wire transfer to the Corporation pursuant to the wiring instructions set forth on the face page hereof.

In this regard, and should the Subscriber’s subscription and/or Purchase Price payment be submitted to the Corporation’s Counsel, in trust or otherwise (as above in respect to the wire transfer), then the Subscriber agrees that the Corporation’s Counsel shall have no accountability to the Subscriber whatsoever and acknowledges that the Corporation’s Counsel is merely a recipient for the Corporation and has no obligation of any nature to the Subscriber.  The Subscriber agrees that submission of the Purchase Price to the Corporation’s Counsel in trust is to be deposited into the trust account of the Corporation and shall be the property of the Corporation immediately.  The Corporation’s Counsel shall have the right to transact the Purchase Price monies solely at the direction of the Corporation or its agents and the Corporation’s Counsel shall require no instruction from the Subscriber.  Under no circumstances shall the Corporation’s Counsel be considered to be giving legal or other advice or services to the Subscriber and no communication between the Subscriber and the Corporation’s Counsel shall be considered advice (at the most only administrative subscription assistance on behalf of the Corporation) and the Subscriber shall rely solely and exclusively on the Subscriber’s own judgment and the advice of the Subscriber’s own counsel.

You hereby irrevocably appoint the Corporation to act as your agent for the purpose of acting as your representative at the Closing and hereby appoint the Corporation, with full power of substitution, as your true and lawful attorney in your place or stead to execute in your name and on your behalf all closing receipts and documents required, to complete or correct any errors or omissions in any form or document provided by you, including this Subscription Agreement, to approve any certificate or other document addressed to you, to waive, in whole or in part, any representation, warranty, covenant or condition for your benefit and contained in this Agreement, to terminate or not deliver this Agreement if any condition is not satisfied, in such manner and on such terms and conditions as the Corporation in its sole discretion thereof may determine, and to accept delivery of the certificate representing the Purchased Securities on the Closing Date.

5.           Prospectus Exemptions

The offer and sale of the Purchased Securities (and, if applicable, the issuance of any Warrant Shares) by the Corporation to you is conditional upon such offer, sale or issuance being exempt from the requirements as to the filing of a prospectus or registration statement, and as to the preparation of an offering memorandum or similar document contained in any statute, regulation, instrument, rule or policy applicable to the offer and sale of the Purchased Securities (and, if applicable, the offer and sale of any Warrant Shares) or upon the issue of such orders, consents or approvals as may be required to permit such sale or issuance without the requirement of filing a prospectus or registration statement, or delivering an offering memorandum or similar document.

You acknowledge and agree that:

(a)
you have, or any beneficial purchaser for whom you are contracting hereunder has, been independently advised as to or are aware of the restrictions with respect to trading in, and the restricted period or statutory hold period applicable to, the Purchased Securities and the Warrant Shares imposed by the Securities Laws of the jurisdiction in which you reside or to which you or such securities are subject, and that a suitable legend or legends will be placed on the certificates representing the Purchased Securities and the Warrant Shares to reflect the applicable restricted period and hold period to which the Purchased Securities and the Warrant Shares are subject;

(b)
you have, or any beneficial purchaser for whom you are contracting hereunder has, not received or been provided with a prospectus, registration statement, offering memorandum (within the meaning of the Securities Laws) or similar document and that your decision, or the decision of any beneficial purchaser for whom you are contracting hereunder, to enter into this Agreement and to purchase the Purchased Securities from the Corporation has not been based upon any verbal or written representation as to fact or otherwise made by or on behalf of the Corporation (other than those contained in this Agreement, in each case which will survive the Closing) and that your decision, or the decision of any beneficial purchaser for whom you are contracting hereunder, is based entirely upon such documents and publicly available information concerning the Corporation and, the offer and sale of the Purchased Securities was not accompanied by any advertisement in printed media of general and regular paid circulation including printed public media, radio, television or telecommunications, including electronic display and the Internet;

(c)	as a consequence of the sale being exempt from the prospectus and registration requirements of the Securities Laws:

(i)
certain protections, rights and remedies provided by the Securities Laws, including certain statutory rights of rescission or damages, will not be available to you, or any beneficial purchaser for whom you are contracting hereunder,

(ii)	you, or any beneficial purchaser for whom you are contracting hereunder, may not receive information that would otherwise be required to be given under the Securities Laws, and

(iii)	the Corporation is relieved from certain obligations that would otherwise apply under the Securities Laws; and

(d)	no Person has made any written or oral representation:

(i)	that any Person will resell or repurchase the Purchased Securities or the Warrant Shares,

(ii)	that any Person will refund the Purchase Price,

(iii)	as to the future price or value of the Common Shares or the Warrants; or

(iv)	that the Common Shares will be or remain listed or otherwise qualified for trading on any stock exchange or any quotation or stock reporting system.

By your acceptance of this Agreement you and any others for whom you are contracting hereunder represent, warrant, covenant, agree and acknowledge, as applicable, to and with the Corporation (which representations, warranties, covenants, agreements and acknowledgements shall survive the Closing), and acknowledge that the Corporation is relying on such representations and warranties in connection with the transactions contemplated hereby, that:

A.	General

(a)
You are and any beneficial purchaser for whom you are contracting hereunder is resident in the jurisdiction set out under the heading “address” above your signature set forth on the Execution Page of this Agreement.

(b)
If you are an individual, you have attained the age of majority in the jurisdiction in which you are subscribing and have the legal capacity and competence to enter into and be bound by this Agreement and to perform the covenants and obligations herein.

(c)
If you are not an individual (i) you have the legal capacity to authorize, execute and deliver this Agreement, and (ii) the individual signing this Agreement has been duly authorized to execute and deliver this Agreement.

(d)
None of the funds being used to purchase the Purchased Securities are (or in connection with your purchase of the Warrant Shares, if applicable, will be) to your knowledge proceeds obtained or derived directly or indirectly as a result of illegal activities.

(e)	You are and any beneficial purchaser for whom you are contracting hereunder is at arm’s-length, within the meaning of the Securities Laws of British Columbia, with the Corporation.

(f)	You are not and any beneficial purchaser for whom you are contracting hereunder is not a “promoter” of the Corporation within the meaning of the Securities Laws of British Columbia.

(g)
You are not, with respect to the Corporation or any of its affiliates, a “control person” as defined under the Securities Laws of British Columbia or an “affiliate” as defined under the 1933 Act, and the purchase of the Purchased Securities (or, if applicable, purchase of the Warrant Shares) hereunder will not result in you becoming a control person or an affiliate.

(h)
If required by applicable Securities Laws or the Corporation, you will execute, deliver and file, or assist the Corporation in filing, such reports, undertakings and other documents with respect to the issue, offer and/or sale of the Purchased Securities (or, if applicable, the issue , offer and/or sale of the Warrant Shares) as may be required by any securities commission, stock exchange or other regulatory authority.

(i)
Other than what you have disclosed in advance to the Corporation, there is no person acting or purporting to act in connection with the transactions contemplated herein who is entitled to any brokerage or finder’s fee.  The Company at its election may pay to finders that introduce subscribers to the Company a finder's fee of seven percent (8%) in cash and issue such number of warrants equal to seven percent (8%) of the shares issued in the Offering. If any person establishes a claim that any fee or other compensation is payable in connection with this subscription for the Purchased Securities, you covenant to indemnify and hold harmless the Corporation with respect thereto and with respect to all costs reasonably incurred in the defence thereof.

(j)	The Corporation’s Counsel and other legal counsel retained by the Corporation is acting as counsel to the Corporation and not as counsel to you.

(k)
If you are, or any beneficial purchaser for whom you are contracting hereunder is, a resident, or otherwise subject to the Securities Laws, of a jurisdiction other than a jurisdiction in Canada or of the United States, you and any beneficial purchaser for whom you are contracting hereunder: (i) have knowledge of or have been independently advised as to and will comply with the requirements of the Securities Laws of the jurisdiction of your residence or to which you are otherwise subject, or the jurisdiction of residence of any beneficial purchaser for whom you are contracting hereunder or to which such beneficial purchaser is otherwise subject, as the case may be; (ii) confirm that the requirements of the Securities Laws of the jurisdiction of your residence or to which you are otherwise subject, the jurisdiction of residence of any beneficial purchaser for whom you are contracting hereunder or to which such beneficial purchaser is otherwise subject, as the case may be, does not (A) require the Corporation to make any filings or seek any approvals of any kind whatsoever from any regulatory authority of any kind or nature whatsoever, (B) except as contemplated herein, require the Corporation to prepare and file a prospectus, registration statement or similar document or (C) impose any additional registration or other requirements on the Corporation; and (iii) will provide such evidence of compliance with all such matters as the Corporation may request.

(l)
You are and any beneficial purchaser for whom you are contracting hereunder is capable of assessing the proposed investment in the Purchased Securities (or, if applicable, the Warrant Shares) as a result of your financial or investment experience or as a result of advice received from a registered person other than the Corporation or an affiliate thereof and you are or any beneficial purchaser for whom you are contracting hereunder is, as the case may be, able to bear the economic loss of the investment in the Purchased Securities (or, if applicable, the Warrant Shares).

(m)
You have had access to such information, if any, concerning the Corporation as you considered necessary in connection with your investment decision to invest in the Purchased Securities and the Warrants Shares, including receiving satisfactory answers to any questions you have asked any of the officers of the Corporation.

(n)
You acknowledge that the financial statements of the Corporation have been prepared in accordance with generally accepted accounting principles of the United States, which differ in some respects from generally accepted accounting principles of Canada, and thus may not be comparable to financial statements of Canadian companies.

(o)
You acknowledge that there may be material tax consequences to you of an acquisition, holding or disposition of the Purchased Securities (or, if applicable, the Warrant Shares).  The Corporation gives no opinion and makes no representation with respect to the tax consequences to you under United States, Canadian, state, provincial, local or foreign tax law of your acquisition, holding or disposition of such securities, and you acknowledge that you are solely responsible for determining the tax consequences of your investment.  You are not relying on the Corporation or their affiliates or counsel in this regard.

(p)	You are an “accredited investor” within the meaning of NI 45-106 and:

(i)
you are either purchasing the Purchased Securities: (A) as principal and not for the benefit of any other Person, or you are deemed under NI 45-106 to be purchasing the Purchased Securities as principal; or (B) as agent for a beneficial purchaser disclosed on the Execution Page of this Agreement, and you are an agent or trustee with proper authority to execute all documents required in connection with the purchase of the Purchased Securities on behalf of such disclosed beneficial purchaser and such disclosed beneficial purchaser for whom you are contracting hereunder is purchasing as principal and not for the benefit of any other Person, or is deemed under NI 45-106 to be purchasing the Purchased Securities as principal, and such disclosed beneficial purchaser is an “accredited investor” within the meaning of NI 45-106;

(ii)
if you are, or the beneficial purchaser for whom you are contracting hereunder is, as the case may be, a Person, other than an individual or investment fund, that has net assets of at least CDN$5,000,000, you were not, or the beneficial purchaser for whom you are contracting hereunder was not, as the case may be, created or used solely to purchase or hold securities as an accredited investor; and

(iii)	you have concurrently executed and delivered a certificate in the form attached as Schedule “B” hereto and have completed Appendix 1 thereto.

(q)	Unless you have made the representations set forth below in Section 5.B hereof (United States) and have completed Schedule “C” attached hereto:

(i)
you are not a Person in the United States or a U.S. Person and you are not acquiring the Purchased Securities (and will not acquire any Warrant Shares) for the account or benefit of any Person in the United States or U.S. Person;

(ii)	you were not offered the Offered Securities in the United States; and

(iii)	at the time the buy order for the Purchased Securities was originated, you were outside the United States and this Agreement was not executed or delivered in the United States.

(r)	If you are not a U.S. Subscriber:

(i)
you understand that if you decide to offer, sell, pledge or otherwise transfer the Common Shares or the Warrant Shares, such securities may be offered, sold or otherwise transferred only: (A) to the Corporation; (B) pursuant to an effective registration statement under the 1933 Act, (C) in accordance with Rule 144 under the 1933 Act, if available, and in compliance with applicable state Securities Laws, (D) in accordance with the provisions of Regulation S, if available, or (E) in a transaction that does not otherwise require registration under the 1933 Act or any applicable state Securities Laws if an opinion of counsel, of recognized standing reasonably satisfactory to the Corporation, has been provided to the Corporation to that effect, and further agree that hedging transactions involving such securities may not be conducted unless in compliance with the 1933 Act and other applicable Securities Laws;

(ii)
you understand that if you decide to offer, sell, pledge or otherwise transfer the Warrants, such securities may be offered, sold or otherwise transferred only: (A) pursuant to an effective registration statement under the 1933 Act; or (B) in a transaction that does not otherwise require registration under the 1933 Act or any applicable state Securities Laws if an opinion of counsel, of recognized standing reasonably satisfactory to the Corporation, has been provided to the Corporation to that effect, and further agree that hedging transactions involving such securities may not be conducted unless in compliance with the 1933 Act and other applicable Securities Laws;

(iii)
you acknowledge and agree that the Purchased Securities and the Warrant Shares, upon issuance, will be “restricted securities” within the meaning of Rule 144(a)(3) of the 1933 Act and may only be resold or otherwise transferred in accordance with subsection (r)(i) hereinabove; and

(iv)
you understand that the Corporation is the seller of the Purchased Securities and the Warrant Shares and that, for purposes of Regulation S, a “distributor” is any underwriter, dealer or other person who participates, pursuant to a contractual arrangement, in the distribution of securities offered or sold in reliance on Regulation S and that an “affiliate” is any partner, officer, director or any person directly or indirectly controlling, controlled by or under common control with any person in question; except as otherwise permitted by Regulation S, you agree that you will not, during a six-month distribution compliance period, act as a distributor, either directly or through any affiliate, or sell, transfer, hypothecate or otherwise convey the Purchased Securities or the Warrant Shares other than to or for the account or benefit of a non-U.S. Person.

(s)
You and any beneficial purchaser for whom you are contracting hereunder acknowledge that no agency, governmental authority, securities commission or similar regulatory body, stock exchange or other entity has reviewed, passed on or made any finding or determination as to the merit of the investment in the Offered Securities or the Warrant Shares, nor have any such agencies or governmental authorities made any recommendation or endorsement with respect to such securities.

(t)	You consent to the Corporation making a notation on its records or giving instructions to any transfer agent of the Corporation in order to implement the restrictions on transfer set forth herein.

(u)
This Agreement has been duly executed and delivered by you and, when accepted by the Corporation, will constitute your legal, valid and binding obligation enforceable against you in accordance with the terms hereof or, if you are acting as agent for a beneficial purchaser, will constitute a legal, valid and binding obligation of such beneficial purchaser in accordance with the terms hereof.

(v)
If you are contracting hereunder as trustee or agent (including, for greater certainty, a portfolio manager or comparable adviser) for one or more beneficial purchasers, you are authorized to execute and deliver this Agreement and all other necessary documentation in connection with the subscription made on behalf of such beneficial purchaser or beneficial purchasers and this Agreement has been authorized, executed and delivered on behalf of such beneficial purchaser or beneficial purchasers, and you acknowledge that the Corporation may be required by law to disclose the identity of each beneficial purchaser for whom you are contracting hereunder.

(w)
The execution and delivery of this Agreement, the performance and compliance with the terms hereof, the purchase of the Purchased Securities and the completion of the transactions described herein by you will not result in any material breach of, or be in conflict with or constitute a material default under, or create a state of facts which, after notice or lapse of time, or both, would, if you are not or any beneficial purchaser for whom you are contracting hereunder is not an individual, constitute a material default under any term or provision of your constating documents, by-laws or resolutions or the constating documents, by-laws or resolutions of any beneficial purchaser for whom you are contracting hereunder, as the case may be, the Securities Laws or any other laws applicable to you or any beneficial purchaser for whom you are contracting hereunder, any agreement to which you are or any beneficial purchaser for whom you are contracting hereunder is a party, or any judgment, decree, order, statute, rule or regulation applicable to you or any beneficial purchaser for whom you are contracting hereunder.

(x)
You represent and warrant to the Corporation that the funds representing the Purchase Price in respect of the Purchased Securities (and, if applicable, the Warrants Shares) which will be advanced by you to the Corporation hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLTFA”) or similar legislation and you acknowledge that the Corporation may in the future be required by law to disclose your name and other information relating to this Subscription Agreement and your subscription hereunder, on a confidential basis, pursuant to the PCMLTFA or similar legislation.  To the best of your knowledge: (A) none of the subscription funds provided by you (i) have been or will be derived from or related to any activity that is deemed criminal under the laws of Canada, the United States of America, or any other jurisdiction, or (ii) are being tendered on behalf of a person or entity who has not been identified to you; and (B) you will promptly notify the Corporation if you discover that any of such representations cease to be true, and to provide the Corporation with appropriate information in connection therewith.

(y)
If you are, or the beneficial purchaser for whom you are contracting hereunder is, a resident of the Province of Ontario, you authorize the indirect collection of personal information (as defined in the Securities Laws of the Province of Ontario) by the Ontario Securities Commission and confirm that you have been notified by the Corporation:

(i)	that the Corporation will be delivering such personal information to the Ontario Securities Commission;

(ii)	that such personal information is being collected indirectly by the Ontario Securities Commission under the authority granted to it in the Securities Laws of the Province of Ontario;

(iii)	that such personal information is being collected for the purpose of the administration and enforcement of the Securities Laws of the Province of Ontario; and

(iv)
that the title, business address and business telephone number of the public official in the Province of Ontario who can answer questions about the Ontario Securities Commission’s indirect collection of personal information is as follows:

Administrative Assistant to the Director of Corporate Finance
Ontario Securities Commission
Suite 1903, Box 55, 20 Queen Street West, Toronto, Ontario, Canada, M5H 3S8
Telephone:  416-593-8086.

(z)
You, on your own behalf and, if applicable, on behalf of each beneficial purchaser for whom you are contracting hereunder, acknowledge and consent to the fact that the Corporation is collecting your personal information (as that term is defined under applicable privacy legislation, including, without limitation, the Personal Information Protection and Electronic Documents Act (Canada) and any other applicable similar, replacement or supplemental provincial or federal legislation or laws in effect from time to time), or that of each beneficial purchaser for whom you are contracting hereunder, for the purpose of completing this Agreement.  You, on your own behalf and, if applicable, on behalf of each beneficial purchaser for whom you are contracting hereunder, acknowledge and consent to the Corporation retaining such personal information for as long as permitted or required by law or business practices.  You, on your own behalf and, if applicable, on behalf of each beneficial purchaser for whom you are contracting hereunder, further acknowledge and consent to the fact that the Corporation may be required by the Securities Laws and the rules and policies of any stock exchange to provide regulatory authorities with any personal information provided by you in this Agreement.  You represent and warrant that you have the authority to provide the consents and acknowledgements set out in this paragraph on behalf of each beneficial purchaser for whom you are contracting hereunder.  In addition to the foregoing, you agree and acknowledge that the Corporation may use and disclose your personal information, or that of each beneficial purchaser for whom you are contracting hereunder, as follows:

(i)	for internal use with respect to managing the relationships between and contractual obligations of the Corporation and you or any beneficial purchaser for whom you are contracting hereunder;

(ii)	for use and disclosure for income tax related purposes, including without limitation, where required by law, disclosure to Canada Revenue Agency;

(iii)
disclosure to stock exchanges, securities regulatory authorities and other regulatory bodies with jurisdiction with respect to listing applications, prospectus filings, reports of trade and similar regulatory filings;

(iv)
disclosure to a governmental or other authority to which the disclosure is required by court order or subpoena compelling such disclosure and where there is no reasonable alternative to such disclosure;

(v)	disclosure to professional advisers of the Corporation in connection with the performance of their professional services;

(vi)	disclosure to any person where such disclosure is necessary for legitimate business reasons and is made with your prior written consent;

(vii)	by including it in closing books relating to the offering contemplated hereby;

(viii)	disclosure to a court determining the rights of the parties under this Agreement; or

(ix)	for use and disclosure as otherwise required or permitted by law.

The contact information for the officer of the Corporation who can answer questions about the collection of information by the Corporation is as follows:

Name and Title:	Frank Garcia, Chief Financial Officer and a director
Issuer Name:	Zoro Mining Corp.
Address:	3040 North Campbell Avenue, Suite 110, Tucson, Arizona, U.S.A., 85719
Phone No.:	(520) 989-0022
E-mail:	info@zorominingcorp.com
(aa)
You agree that your representations, warranties and covenants herein will be true and correct both as of the execution of this Subscription Agreement and as of the time of Closing and will survive the completion of the issue of the Purchased Securities.  Your representations, warranties and covenants herein are made with the intent that they be relied upon by the Corporation and its counsel in determining your eligibility to subscribe for the Purchased Securities, and you agree to indemnify and hold harmless the Corporation and its respective affiliates, shareholders, directors, officers, partners, employees, advisors, counsel and agents, from and against all losses, claims, costs, expenses and damages or liabilities whatsoever which any of them may suffer or incur which are caused or arise from a breach thereof.  You undertake to immediately notify the Corporation at Zoro Mining Corp., 3040 North Campbell Avenue, Suite 110, Tucson, Arizona, U.S.A., 85719  Attention: Frank Garcia, CFO (Phone No.: (520) 989-0022 of any change in any statement or other information relating to you set forth herein which takes place prior to the time of the Closing.

B.	United States

If you are a U.S. Subscriber, then:

(a)
You understand and acknowledge that the Purchased Securities and the Warrant Shares have not been registered under the 1933 Act or any state securities laws and that the sale of the Purchased Securities contemplated hereby is being made to a limited number of U.S. Accredited Investors in transactions not requiring registration under the 1933 Act; accordingly, the Purchased Securities are “restricted securities” within the meaning Rule 144(a)(3) of the 1933 Act.

(b)
You have no contract, undertaking, agreement or arrangement with any Person to sell, transfer or pledge to such Person, or anyone else, the Purchased Securities or the Warrant Shares, or any part thereof, or any interest therein, and you have no present plans to enter into any such contract, undertaking, agreement or arrangement.

(c)
You acknowledge that the Corporation has not filed a registration statement under the 1933 Act in respect of the Purchased Securities, that you have not been supplied with any of the information that would be found in a registration statement if the Purchased Securities were registered under the 1933 Act and that there will be substantial restrictions on the transferability of, and that it may not be possible to liquidate your investment readily in, the Purchased Securities.

(d)
You are a U.S. Accredited Investor and acknowledge that you are acquiring the Purchased Securities as an investment for your own account or for the account of a U.S. Accredited Investor as to which you exercise sole investment discretion and not with a view to any resale, distribution or other disposition of the Purchased Securities in violation of the federal or state securities laws of the United States and you have concurrently executed and delivered a certificate in the form attached as Schedule “C” hereto.  You acknowledge that you will be required to confirm your status as a U.S. Accredited Investor and make similar representations to those contained in this Section 5.B. at the time of exercise of any Warrants.

(e)	You have concurrently executed and delivered a certificate in the form attached as Schedule “B” hereto and have completed Appendix 1 thereto.

(f)
You understand and agree that there may be material tax consequences to you of an acquisition, holding or disposition of the Purchased Securities or the Warrant Shares.  The Corporation gives no opinion and makes no representation with respect to the tax consequences to you under United States, state, local or foreign tax law of your acquisition, holding or disposition of such securities, and you acknowledge that you are solely responsible for determining the tax consequences of your investment.

(g)
You understand that the Purchased Securities and the Warrant Shares may not be sold or transferred in the United States or to a U.S. Person unless an exemption is available from the registration requirements of the 1933 Act and applicable state Securities Laws.

(h)
You understand that if you decide to offer, sell, pledge or otherwise transfer the Common Shares or the Warrant Shares, such securities may be offered, sold or otherwise transferred only: (A) to the Corporation; (B) pursuant to an effective registration statement under the 1933 Act; (C) in accordance with Rule 144 under the 1933 Act, if available, and in compliance with applicable state Securities Laws; (D) in accordance with the provisions of Regulation S, if available; or (E) in a transaction that does not otherwise require registration under the 1933 Act or any applicable state Securities Laws if an opinion of counsel, of recognized standing reasonably satisfactory to the Corporation, has been provided to the Corporation to that effect, and further agree that hedging transactions involving such securities may not be conducted unless in compliance with the 1933 Act and other applicable Securities Laws.

(i)
You understand that if you decide to offer, sell, pledge or otherwise transfer the Warrants, such securities may be offered, sold or otherwise transferred only: (A) pursuant to an effective registration statement under the 1933 Act; or (B) in a transaction that does not otherwise require registration under the 1933 Act or any applicable state Securities Laws if an opinion of counsel, of recognized standing reasonably satisfactory to the Corporation, has been provided to the Corporation to that effect, and further agree that hedging transactions involving such securities may not be conducted unless in compliance with the 1933 Act and other applicable Securities Laws.

(j)
You have not purchased the Purchased Securities as a result of any form of general solicitation or general advertising (as those terms are used in Regulation D), including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

6.	Legends

A.           Common Shares Issued as Part of Units

You acknowledge that, in addition to the other legends that may be required by this Agreement, the certificates representing the Common Shares issued as part of the Units will bear the following legend:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [FOUR MONTHS AND ONE DAY FROM THE DATE OF ISSUANCE]”;

provided that subsequent to such date (that is, the date that is four months and one day after the Closing Date), the certificate representing such securities may be exchanged for a certificate not bearing this legend.

In addition, the certificates representing the Common Shares issued as part of the Units will bear the following legend:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”) OR APPLICABLE STATE SECURITIES LAWS.  THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, (B) TO THE CORPORATION, (C) IN ACCORDANCE WITH RULE 144 UNDER THE 1933 ACT, IF AVAILABLE, AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS, (D) IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, IF AVAILABLE, OR (E) IN A TRANSACTION THAT DOES NOT OTHERWISE REQUIRE REGISTRATION UNDER THE 1933 ACT OR ANY APPLICABLE STATE SECURITIES LAWS IF AN OPINION OF COUNSEL, OF RECOGNIZED STANDING REASONABLY SATISFACTORY TO THE CORPORATION, HAS BEEN PROVIDED TO THE CORPORATION TO THAT EFFECT.  THE SECURITIES REPRESENTED BY THE CERTIFICATE CANNOT BE THE SUBJECT OF HEDGING TRANSACTIONS UNLESS SUCH TRANSACTIONS ARE CONDUCTED IN COMPLIANCE WITH THE 1933 ACT AND OTHER APPLICABLE SECURITIES LAWS.”;

provided that, if after the expiration of the six month distribution compliance period you sell any Common Shares: (A) in compliance with Rule 904 of Regulation S, the above legend may be removed by providing a declaration to the Corporation’s registrar and transfer agent in the form of Schedule “D” hereto (or as the Corporation may reasonably prescribe from time to time); (B) in compliance with Rule 144 of the U.S. Securities Act, the above legend may be removed by providing a declaration to the Corporation’s registrar and transfer agent in the form of Schedule “E” hereto (or as the Corporation may reasonably prescribe from time to time); and (C) pursuant to another transaction that does not require registration under the U.S. Securities Act or applicable state securities laws, the above legend may be removed by delivery to the registrar and transfer agent of the Corporation of an opinion of counsel, of recognized standing reasonably satisfactory to the Corporation, to the effect that such legend is no longer required under applicable requirements of the U.S. Securities Act.

B.           Warrants Issued as Part of Units

You acknowledge that, in addition to the other legends that may be required by this Agreement, the certificates representing the Warrants issued as part of the Units will bear the following legend:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [FOUR MONTHS AND ONE DAY FROM THE DATE OF ISSUANCE]”;

provided that subsequent to that date (that is, the date that is four months and one day after the Closing Date), the certificate representing such securities may be exchanged for a certificate not bearing this legend.

In addition, the certificates representing the Warrants issued as part of the Units will bear the following legend:

“THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.   THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR UNLESS THE CORPORATION RECEIVES AN OPINION OF COUNSEL ACCEPTABLE TO THE CORPORATION STATING THAT SUCH OFFER, SALE, PLEDGE OR OTHER TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT.  THE SECURITIES REPRESENTED BY THIS CERTIFICATE CANNOT BE THE SUBJECT OF HEDGING TRANSACTIONS UNLESS SUCH TRANSACTIONS ARE CONDUCTED IN COMPLIANCE WITH THE 1933 ACT AND OTHER APPLICABLE SECURITIES LAWS.”

“THIS WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF OF A U.S. PERSON OR PERSON IN THE UNITED STATES UNLESS THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE 1933 ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE.  “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.”

C.           Warrant Shares Issued upon Exercise of Warrants

You acknowledge that, in addition to the other legends that may be required by this Agreement, the certificates representing any Warrant Shares issued upon exercise of Warrants on or before the date that is four months and one day from the date of Closing, will bear the following legend:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [FOUR MONTHS AND ONE DAY FROM THE DATE OF ISSUANCE]”;

provided that subsequent to such date (that is, the date that is four months and one day after the Closing Date), the certificate representing such securities may be exchanged for a certificate not bearing this legend.

In addition, the certificates representing any Warrants Shares issued upon exercise of the Warrants before the Registration Statement is declared effective will bear the following legend:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”) OR APPLICABLE STATE SECURITIES LAWS.  THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, (B) TO THE CORPORATION, (C) IN ACCORDANCE WITH RULE 144 UNDER THE 1933 ACT, IF AVAILABLE, AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS, (D) IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, IF AVAILABLE, OR (E) IN A TRANSACTION THAT DOES NOT OTHERWISE REQUIRE REGISTRATION UNDER THE 1933 ACT OR ANY APPLICABLE STATE SECURITIES LAWS IF AN OPINION OF COUNSEL, OF RECOGNIZED STANDING REASONABLY SATISFACTORY TO THE CORPORATION, HAS BEEN PROVIDED TO THE CORPORATION TO THAT EFFECT.  THE SECURITIES REPRESENTED BY THE CERTIFICATE CANNOT BE THE SUBJECT OF HEDGING TRANSACTIONS UNLESS SUCH TRANSACTIONS ARE CONDUCTED IN COMPLIANCE WITH THE 1933 ACT AND OTHER APPLICABLE SECURITIES LAWS.”;

provided that, if after the expiration of the six month distribution compliance period you sell any Warrant Shares: (A) in compliance with Rule 904 of Regulation S, the above legend may be removed by providing a declaration to the Corporation’s registrar and transfer agent in the form of Schedule “D” hereto (or as the Corporation may reasonably prescribe from time to time); (B) in compliance with Rule 144 of the U.S. Securities Act, the above legend may be removed by providing a declaration to the Corporation’s registrar and transfer agent in the form of Schedule “E” hereto (or as the Corporation may reasonably prescribe from time to time); and (C) pursuant to another transaction that does not require registration under the U.S. Securities Act or applicable state securities laws, the above legend may be removed by delivery to the registrar and transfer agent of the Corporation of an opinion of counsel, of recognized standing reasonably satisfactory to the Corporation, to the effect that such legend is no longer required under applicable requirements of the U.S. Securities Act.

7.	Representations and Warranties of the Corporation

By executing this Agreement, the Corporation represents, warrants and covenants to the Subscriber and acknowledges that the Subscriber is relying thereon, that:

(a)
Organization, Good Standing and Qualification.  The Corporation has been duly organized and is validly subsisting as a corporation under the laws of its jurisdiction of incorporation with corporate power and authority to own, lease and operate its properties and assets and carry on its businesses as currently owned and carried on and is duly registered, licensed or qualified to carry on business in each jurisdiction in which the nature of the business now being carried on or the property owned or leased by it makes such registration, licensing or qualification necessary except such as would not, individually or in the aggregate, have a material adverse effect on the financial condition, properties, business or results of the Corporation (on a consolidated basis) (a “Material Adverse Effect”).

(b)
Capital Structure.  The Corporation has no Common Shares reserved for issuance except as publicly disclosed in the Company Reports prior to the date of this Agreement, except for Common Shares issuable on the exercise of the Warrants to be issued pursuant to this Agreement and Common Shares issuable on the exercise of the options granted or that may be granted under the current Stock Incentive Plans of the Corporation.  Except as provided for in this Agreement, the Company Reports or press releases issued by the Corporation, in each case prior to the date of this Agreement and, except for the warrants to acquire Common Shares outstanding as of the date of this Agreement and the Warrants to be issued pursuant to this Agreement and the options to acquire Common Shares granted or other options to purchase Common Shares that may be granted under the Stock Option Plans of the Corporation there are, and there will be on the Closing Date:

(i)
no options, warrants, conversion privileges, stock appreciation rights, phantom equity or similar rights, agreements, arrangements or commitments based upon the book value, income or any other attribute of the Corporation or other rights, agreements, arrangements or commitments (pre-emptive, contingent or otherwise) obligating the Corporation to issue or sell any shares of the Corporation or securities or obligations of any kind convertible into or exchangeable for any shares of the Corporation;

(ii)
no bonds, debentures or other evidences of indebtedness of the Corporation having the right to vote (or that are convertible for or exercisable into securities having the right to vote) on any matter; and

(iii)	no contractual obligations of the Corporation to repurchase, redeem or otherwise acquire any outstanding securities or indebtedness of the Corporation.

The vesting provisions contained in any of the Corporation’s outstanding securities will not be accelerated or otherwise amended as a result of the completion of the purchase and sale of the Purchased Securities.

(c)
Authority and Approval.  The Corporation has all requisite corporate power and authority and has taken all action necessary in order to execute, deliver and perform its obligations under this Agreement.  This Agreement has been duly executed and delivered by the Corporation and constitutes a legal, valid and binding agreement of the Corporation enforceable against the Corporation in accordance with its terms subject to bankruptcy, insolvency and other similar Laws affecting creditors’ rights generally and general principles of equity.  The Corporation has obtained all regulatory approvals and shareholder approvals required by law for the consummation of the transactions contemplated by this Agreement.

(d)
No Violations.  The Corporation is not in violation of its charter or by-laws.  The Corporation is not in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan agreement, evidence of indebtedness, note, lease or other agreement, understanding or instrument to which it is a party or by which it may be bound or to which any of its property or assets is subject, other than defaults that would not, individually or in the aggregate, have a Material Adverse Effect.  The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated thereunder:

(i)
do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Corporation pursuant to any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Corporation is a party or by which the Corporation is bound or to which any of the property or assets of the Corporation is subject (other than conflicts, breaches, defaults, liens, charges and encumbrances that would not, individually or in the aggregate, have a Material Adverse Effect);

(ii)	do not and will not result in any violation of the provisions of the constating documents of the Corporation; and

(iii)	do not and will not result in any violation of the provisions of applicable Laws other than violations that would not, individually or in the aggregate, have a Material Adverse Effect.

(e)
Financial Statements.  Each of the balance sheets included in the Company Reports (including the related notes) fairly presents, in all material respects, the financial position of the Corporation as of its date and each statement of earnings and cash flows included in the Company Reports (including the related notes) fairly presents, in all material respects, the results of operations, retained earnings and cash flows, as the case may be, of the Corporation for the periods set forth therein (subject, in the case of unaudited statements, to notes and normal year-end adjustments), in each case in accordance with the Public Company Accounting Oversight Board (United States), consistently applied during the periods involved, except as may be noted therein.

(f)
Absence of Undisclosed Liabilities.  Except as disclosed in the Company Reports filed prior to the date of this Agreement, there are no obligations or liabilities whether or not accrued, contingent or otherwise and whether or not required to be disclosed, including those relating to matters involving environmental laws that would be reasonably likely to result in any claims against or obligations or liabilities of, the Corporation, except for those that would not, individually or in the aggregate, have a Material Adverse Effect.

(g)
Absence of Orders. No order to cease or suspend trading of any securities of the Corporation has been issued by any regulatory authority in Canada and, to the best of the Corporation’s knowledge, no investigations or proceedings for such purposes are pending or threatened.

(h)	Litigation. There are no claims, actions or proceedings or investigations pending or, to the knowledge of the Corporation, threatened against the Corporation before any regulatory authority.

(i)
Compliance with Laws; Permits.  Except as set forth in the Company Reports filed prior to the date of this Agreement, the business of the Corporation has not been, and is not being conducted, in violation of any laws, except for violations and possible violations that would not individually or in the aggregate, have a Material Adverse Effect.  Except as set forth in the Company Reports filed prior to the date of this Agreement, no investigation or review by any governmental entity with respect to the Corporation is pending or, to the knowledge of the Corporation, threatened, except for those the outcome of which would not have a Material Adverse Effect.  Except as set forth in the Company Reports filed prior to the date of this Agreement, the Corporation has all permits, licenses, franchises, variances, exemptions, orders and other governmental authorizations, consents and approvals necessary to conduct its business as presently conducted, except those the absence of which would not, individually or in the aggregate, have a Material Adverse Effect.

The Corporation hereby agrees with you that the representations and warranties made by the Corporation in this Agreement shall be true and correct as of the Closing Date.  You shall be entitled to rely on, and benefit from, the representations, warranties and covenants made by the Corporation in this Agreement which shall survive the Closing and shall continue in full force and effect for your the benefit in accordance with the terms of this Agreement.

8.	Covenants of the Corporation

The Corporation hereby covenants and agrees with you as follows:

(a)
Corporate Status:  For a period of a least two years after the Closing Date the Corporation shall remain a corporation validly subsisting under the laws of its jurisdiction of incorporation, licensed, registered or qualified as an extra-provincial or foreign corporation in all jurisdictions where the character of its properties owned or leased or the nature of the activities conducted by it make such licensing, registration or qualification necessary and shall carry on its business in the ordinary course and in compliance in all material respects with all applicable laws, rules and regulations of each such jurisdiction.

(b)
Securities Filings:  Forthwith after the Closing the Corporation shall file such forms and documents as may be required under the Securities Laws of the Provinces of Canada and the United States and any state thereof relating to the offering of the Purchased Securities and the Warrant Shares (if any) which, without limiting the generality of the foregoing, shall include: (i) a Form 45-106-F1 as prescribed by NI 45-106; and (ii) a Form D as prescribed under the 1933 Act and any filings required under applicable state laws.

(c)	Performance of Acts: The Corporation shall perform and carry out all of the acts and things to be completed by it as provided in this Agreement.

(d)	Use of Proceeds Amount: The Corporation shall apply the proceeds of the Offered Securities to support the Corporation’s current exploration and development strategy and for general corporate purposes.

(e)
Reverse stock split:  The Corporation intends to complete a reverse stock split of its current authorized and issued share capitals within six months from the Closing Date hereunder on the basis of not greater than one new Common Share for each old one-half  (1:3) Common Shares of common stock of the Corporation.

9.	Termination Events

(a)
Change in Material Fact.  In the event that prior to the Closing Date the Subscriber or the Subscriber’s representatives, through due diligence investigations or otherwise, discovers or there should occur a material change or a change in any material fact or a new material fact shall arise which, in the sole opinion of the Subscriber, has or could be expected to have a material adverse change or Material Adverse Effect on the business, affairs or profitability of the Corporation, each taken as a whole, or on the market price or value of the Common Shares, the Subscriber shall be entitled, at its sole option, to terminate its obligations under this Agreement by written notice to that effect given to the Corporation prior to the Closing Date.

(b)
Non-Compliance With Conditions. The Corporation agrees that all terms, conditions and covenants in this Agreement shall be construed as conditions and complied with so far as the same relate to acts to be performed or caused to be performed by the Corporation, as applicable, that it will use its reasonable commercial efforts to cause such conditions to be complied with, and any breach or failure by the Corporation to comply with any of such conditions or in the event that any representation or warranty given by the Corporation becomes false and is not rectified as at the Closing Date, shall entitle the Subscriber, at its sole option, to terminate its obligations under this Agreement by notice to that effect given to the Corporation at or prior to the Closing Date.  The Subscriber may waive, in whole or in part, or extend the time for compliance with, any terms and conditions without prejudice to its rights in respect of any other of such terms and conditions or any other or subsequent breach or non-compliance, provided that any such waiver or extension shall be binding upon the Subscriber only if the same is in writing and signed by it.

10.	Expenses

You acknowledge and agree that, except as set forth in this Agreement, all costs incurred by you (including any fees and disbursements and any special counsel retained by you) relating to the issue and sale to you of the Purchased Securities and if applicable, the Warrants and the Warrant Shares, shall be borne by you.

11.	General

(a)
Headings.  The division of this Agreement into articles and sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.  The terms “this Agreement”, “this Subscription Agreement”, “hereof”, “hereunder”, “herein” and similar expressions refer to this Agreement and not to any particular article, section or other portion hereof and include any agreement supplemental thereto and any exhibits attached hereto.  Unless something in the subject matter or context is inconsistent therewith, reference herein to articles, sections and paragraphs are to articles, sections, subsections and paragraphs of this Agreement.

(b)	Number and Gender. Words importing the singular number only shall include the plural and vice versa, words importing the masculine gender shall include the feminine gender and neuter and vice versa.

(c)
Severability.  If one or more of the provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality or enforceability of the remaining provisions hereof shall not be affected or impaired thereby.  Each of the provisions of this Agreement is hereby declared to be separate and distinct.

(d)
Notices.  All notices or other communications to be given hereunder shall be delivered by hand or by fax, and if delivered by hand, shall be deemed to have been given on the date of delivery or, if sent by fax, on the date of transmission if sent before 5:00 p.m. and such day is a Business Day or, if not, on the first Business Day following the date of transmission.

(e)	Notices to the Corporation shall be addressed to:

Zoro Mining Corp.
3040 North Campbell Avenue, Suite 110, Tucson, Arizona, U.S.A., 85719
Attention:       Frank Garcia, Chief Financial Officer and a director
Phone No.:      (520) 989-0022

Notices to you shall be addressed to the address of the Subscriber set out on the Execution Page hereof.

Either the Corporation or you may change the address for service thereof aforesaid by notice in writing to the other party hereto specifying the new address for service hereunder.

(f)
Further Assurances.  Each party hereto shall from time to time at the request of the other party hereto do such further acts and execute and deliver such further instruments, deeds and documents as shall be reasonably required in order to fully perform and carry out the provisions of this Agreement.  The parties hereto agree to act honestly and in good faith in the performance of their respective obligations hereunder.

(g)	Successors and Assigns. Except as otherwise provided, this Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors and permitted assigns.

(h)
Entire Agreement.  The terms of this Agreement express and constitute the entire agreement between the parties hereto with respect to the subject matter hereof and no implied term or liability of any kind is created or shall arise by reason of anything in this Agreement.

(i)	Time of Essence. Time is of the essence of this Agreement.

(j)
Amendments.  The provisions of this Agreement may only be amended in a written instrument signed by the Corporation and the Subscribers holding at least 50.1% of Offered Securities based on the initial Purchase Price hereunder.

(k)
Survival.  Notwithstanding any other provision of this Agreement, the representations, warranties, covenants and indemnities of or by you or the Corporation contained herein or in any certificate, document or instrument delivered pursuant hereto shall survive the completion of the transactions contemplated by this Agreement.

(l)
Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of Nevada and the laws of Nevada and the United States applicable therein and the parties hereto irrevocably attorn to the jurisdiction of the courts of the State of Nevada.

(m)
Counterparts.  This Agreement may be executed in two or more counterparts which when taken together shall constitute one and the same agreement.  Delivery of counterparts may be effected by facsimile transmission thereof.

(n)
Facsimile Copies.  The Corporation shall be entitled to rely on a facsimile copy of an executed Subscription Agreement and acceptance by the Corporation of such facsimile subscription shall be legally effective to create a valid and binding agreement between you and the Corporation in accordance with the terms thereof.

(o)	Currency. All references to dollars or “$” shall refer to United States dollars unless otherwise provided.

If the foregoing is in accordance with your understanding, please sign and return this Agreement together with the other required documents signifying your agreement to purchase the Purchased Securities.
__________

Schedule “A”

TERM SHEET

Zoro Mining Corp.

Private Placement Offering of Securities

Issuer:	Zoro Mining Corp. (the “Corporation”).
Issue:
Up to 10,000,000 units (each a “Unit”) of the Corporation.  Each Unit shall consist of one share of common stock of the Corporation (each a “Common Share”) and one-half transferable share purchase warrants (each a “Warrant”), with each such whole Warrant entitling the subscriber to purchase one additional Common Share (each a “Warrant Share”) at an exercise price of US$0.25 per Warrant Share expiring at 5:00 p.m. (Vancouver, British Columbia, time) on the date that is two year from the Closing Date.

Issue Price:	US$0.15 per Unit.
Issue Size:	Up to approximately US$1,500,000.
Currency:	United States dollars, unless otherwise indicated.
Use of Proceeds:	The net proceeds of the offering will be used to support the Corporation’s current exploration and development strategy and for general corporate purposes.
Offering Procedure:
The Units will be offered by private placement basis pursuant to subscription agreements. The Units may be offered in each of the provinces of Canada, in the United States and in Europe under applicable private placement exemptions.

Resale Restrictions Under United States Securities Laws:	The Common Shares (including the Warrant Shares) will be under resale restrictions until six months from the closing of the offering.
Closing Date:	On or about November 15, 2011 unless extended by the Corporation.
__________

A-1

Schedule “B”

CERTIFICATE OF ACCREDITED INVESTOR STATUS UNDER NI 45-106

To:	Zoro Mining Corp. 3040 North Campbell Avenue, #110, Tucson, AZ 85719

In connection with the purchase of units (each unit consisting of one common share and one-half  transferable share purchase warrants, which units are hereinafter referred to as the “Purchased Securities”) of Zoro Mining Corp. (the “Corporation”), the undersigned hereby represents, warrants and certifies that:

(a)
the Subscriber (the undersigned or, if the undersigned is purchasing the Purchased Securities as agent on behalf of a disclosed beneficial purchaser, such beneficial purchaser being referred to herein as the “Subscriber”) is resident in a province of Canada or a jurisdiction other than the United States or is subject to the securities laws of a province of Canada;

(b)
the Subscriber is purchasing the Purchased Securities as principal or is deemed under National Instrument 45-106 - Prospectus and Registration Exemptions of the Canadian Securities Administrators (“NI 45-106”) to be purchasing the Purchased Securities as principal; and

(c)
the Subscriber is an “accredited investor” within the meaning of NI 45-106, by virtue of satisfying the indicated criterion as set out in Appendix 1 to this certificate (YOU MUST ALSO INITIAL OR PLACE A CHECK-MARK ON THE APPROPRIATE LINE IN APPENDIX 1 ATTACHED TO THIS CERTIFICATE).

The above representations and warranties will be true and correct both as of the execution of this certificate and as of the closing time of the purchase and sale of the Purchased Securities and acknowledges that they will survive the completion of the issue of the Purchased Securities.

The undersigned acknowledges that the foregoing representations and warranties are made by the undersigned with the intent that they be relied upon in determining the suitability of the Subscriber as a purchaser of the Purchased Securities and that this certificate is incorporated into and forms part of the Subscription Agreement and the undersigned undertakes to immediately notify the Corporation of any change in any statement or other information relating to the Subscriber set forth herein which takes place prior to the closing time of the purchase and sale of the Purchased Securities.

Dated: ________________________, 2011.

Print name of Subscriber (or person signing as agent)

By:
Signature

Title

(Please print name of individual whose signature appears above, if different from name of Subscriber or agent printed above)

__________

Appendix 1 to Schedule “B”

NOTE:  THE SUBSCRIBER MUST INITIAL BESIDE THE APPLICABLE PORTION OF THE DEFINITION BELOW.

Accredited Investor - (defined in NI 45-106) means:

__________	(a)	a Canadian financial institution or an authorized foreign bank named in Schedule III of the Bank Act (Canada);

__________	(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada);

__________	(c)
a subsidiary of any person referred to in paragraph (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;

__________	(d)
a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador);

__________	(e)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d);

__________	(f)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly-owned entity of the Government of Canada or a jurisdiction of Canada;

__________	(g)
a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Quebec;

__________	(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government;

__________	(i)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada;

__________	(j)
an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds CDN$1,000,000;

__________	(k)
an individual whose net income before taxes exceeded CDN$200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded CDN$300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

__________	(l)	an individual who, either alone or with a spouse, has net assets of at least CDN$5,000,000;

__________	(m)	a person, other than an individual or investment fund, that has net assets of at least CDN$5,000,000 as shown on its most recently prepared financial statements;

__________	(n)	an investment fund that distributes or has distributed its securities only to:

(i) a person that is or was an accredited investor at the time of the distribution;

(ii) a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment] and 2.19 [Additional investment in investment funds] of NI 45-106; or

		(iii)	a person described in paragraph (i) or (ii) immediately above that acquires or acquired securities under section 2.18 [Investment fund reinvestment] of NI 45-106;

__________	(o)
an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Quebec, the securities regulatory authority, has issued a receipt;

__________	(p)
a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be;

__________	(q)	a person acting on behalf of a fully managed account managed by that person, if that person:

		(i)	is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction; and

		(ii)	in Ontario, is purchasing a security that is not a security of an investment fund;

__________	(r)
a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded;

__________	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function;

__________	(t)
a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors;

__________	(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser; or

__________	(v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Quebec, the regulator as:

		(i)	an accredited investor; or

		(ii)	an exempt purchaser in British Columbia or Alberta.

For the purposes hereof:

(a)	“Canadian financial institution” means:

(i)
an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of the Cooperative Credit Associations Act (Canada); or

(ii)
a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

(b)
“control person” has the meaning ascribed to that term in securities legislation except in Manitoba, Ontario, Quebec, Nova Scotia, Newfoundland and Labrador, Prince Edward Island, the Northwest Territories and Nunavut where “control person” means any person that holds or is one of a combination of persons that hold:

	(i)	a sufficient number of any of the securities of an issuer so as to affect materially the control of the issuer; or

	(ii)	more than 20% of the outstanding voting securities of an issuer except where there is evidence showing that the holding of those securities does not affect materially the control of that issuer;

(c)	“eligibility adviser” means:

(i)
a person that is registered as an investment dealer or in an equivalent category of registration under the securities legislation of the jurisdiction of a Subscriber and authorized to give advice with respect to the type of security being distributed; and

(ii)
in Saskatchewan or Manitoba, also means a lawyer who is a practising member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not:

		(A)	have a professional, business or personal relationship with the issuer, or any of its directors, executive officers, founders or control persons; and

(B)
have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months;

(d)	“executive officer” means, for an issuer, an individual who is:

	(i)	a chair, vice-chair or president;

	(ii)	a vice-president in charge of a principal business unit, division or function including sales, finance or production;

	(iii)	an officer of the issuer or any of its subsidiaries and who performs a policy-making function in respect of the issuer; or

	(iv)	performing a policy-making function in respect of the issuer;

(e)	“financial assets” means (i) cash, (ii) securities or (iii) a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

(f)	“founder” means, in respect of an issuer, a person who:

	(i)	acting alone, in conjunction or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer; and

	(ii)	at the time of the trade is actively involved in the business of the issuer;

(g)
“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

(h)	“investment fund” has the meaning ascribed thereto in National Instrument 81-106 - Investment Fund Continuous Disclosure;

(i)	“person” includes:

	(i)	an individual;

	(ii)	a corporation;

	(iii)	a partnership, trust, fund and association, syndicate, organization or other organized group of persons, whether incorporated or not; and

	(iv)	an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative;

(j)	“related liabilities” means:

	(i)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets; or

	(ii)	liabilities that are secured by financial assets;

(k)	“spouse” means an individual who:

	(i)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual;

	(ii)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender; or

(iii)
in Alberta, is an individual referred to in paragraph (i) or (ii) immediately above or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta); and

(l)	“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.

Affiliated Entities and Control

1.	An issuer is considered to be an affiliate of another issuer if one of them is the subsidiary of the other, or if each of them is controlled by the same person.

2.	A person (first person) is considered to control another person (second person) if:

(a)
the first person, directly or indirectly, beneficially owns or exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to elect a majority of the directors of the second person, unless the first person holds the voting securities only to secure an obligation;

	(b)	the second person is a partnership, other than a limited partnership, and the first person holds more than 50% of the interests in the partnership; or

	(c)	the second person is a limited partnership and the general partner of the limited partnership is the first person.

__________

Schedule “C”

CERTIFICATE FOR U.S. ACCREDITED INVESTORS

To:	Zoro Mining Corp. 3040 North Campbell Avenue, #110, Tucson, AZ 85719

In connection with the purchase by the undersigned subscriber (the “Subscriber”) of units (each unit consisting of one common share and one-half  transferable share purchase warrants, which units are hereinafter referred to as the “Purchased Securities”) of Zoro Mining Corp. (the “Corporation”), the Subscriber hereby represents, warrants, covenants and certifies that the undersigned (or any beneficial purchaser on whose behalf it is acting) is a U.S. Subscriber (as such term is defined in the Subscription Agreement to which this Certificate is attached) and satisfies one or more of the categories indicated below (please initial the appropriate line below):

__________	Category 1.	A bank, as defined in Section 3(a)(2) of the United States Securities Act of 1933 (the “U.S. Securities Act”), whether acting in its individual or fiduciary capacity; or

__________	Category 2.	A savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or

__________	Category 3.	A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; or

__________	Category 4.	An insurance company as defined in Section 2(a)(13) of the U.S. Securities Act; or

__________	Category 5.	An investment company registered under the Investment Company Act of 1940; or

__________	Category 6.	A business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940; or

__________	Category 7.	A small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; or

__________	Category 8.
A plan established and maintained by a state, its political subdivision or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with assets in excess of US$5,000,000; or

__________	Category 9.
An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment advisor, or an employee benefit plan with total assets in excess of US$5,000,000 or, if a self-directed plan, the investment decisions are made solely by persons who are accredited investors; or

__________	Category 10.	A private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940; or

__________	Category 11.
An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of US$5,000,000; or

__________	Category 12.	A director, executive officer or general partner of the Corporation; or

__________	Category 13.
A natural person whose individual net worth or joint net worth with that person’s spouse, but excluding in each case the value of the Subscriber's primary residence, at the date hereof, exceeds US$1,000,000; or

__________	Category 14.
A natural person who had an individual income in excess of US$200,000 in each year of the two most recent years or joint income with that person’s spouse in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

__________	Category 15.
A trust, with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in SEC Rule 506(b)(2)(ii); or

C-1

__________	Category 16.	An entity in which each of the equity owners meets the requirements of one of the above categories.

Dated: ________________________, 2011.

Print name of Subscriber (or person signing as agent)

By:
Signature

Title

(Please print name of individual whose signature appears above, if different from name of Subscriber or agent printed above)

__________

C-2

Schedule “D”

FORM OF DECLARATION FOR REMOVAL OF LEGEND
IN CONNECTION WITH A SALE UNDER RULE 904 OF REGULATION S

To:	Zoro Mining Corp. 3040 North Campbell Avenue, #110, Tucson, AZ 85719

Re:	Removal of U.S. Legend pursuant to Rule 904.

(i) The undersigned (the “Holder”) hereby requests that Zoro Mining Corp. (the “Issuer”), and the transfer agent (the “Transfer Agent”) in respect of the common shares of the Issuer, authorizes the removal of the restrictive legend under the United States Securities Act of 1933, as amended (the “1933 Act”) from the security certificates bearing the numbers specified below (collectively, the “Certificates”) and representing the specified number and type, class and/or series of securities of the Issuer (collectively, the “Securities”):

Security Certificate Number	Number and Type/Class/Series of Security Represented by such Certificate

(attach additional sheets if additional space is required)

2. In connection with this request the Holder represents and warrants that the sale of the Securities represented by the Certificates is being made in reliance on Rule 904 of Regulation S (“Regulation S”) under the 1933 Act, and certifies that:

(a)
The Holder acquired such securities from the Issuer or an affiliate of the Issuer more than six months ago on __________________, 2011, and the Holder paid the full purchase price for such securities on that date;

(b)	the Holder is not an “affiliate” (as defined in Rule 405 under the 1933 Act) of the Issuer;

(c)
the offer of the securities was not made to a person in the United States or to a U.S. person, and either (A) at the time the buy order was originated, the buyer was outside the United States and was not a U.S. person, or the seller and any person acting on its behalf reasonably believed that the buyer was outside the United States and was not a U.S. person, or (B) the transaction was executed on or through the facilities of a “designated offshore securities market”, and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States or a U.S. person;

(d)
neither the seller nor any affiliate of the seller nor any person acting on any of their behalves has engaged or will engage in any directed selling efforts in the United States in connection with the offer and sale of the securities; and

D-1

(e)
the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act.

Unless otherwise indicated, terms used in this declaration have the meanings given to them in Regulation S.

The Issuer[, the nominee] and the Transfer Agent named above and their respective counsel may rely upon the representations and warranties made in this letter as though it had been addressed to them.  The Holder agrees to notify the Issuer and its counsel promptly of any changes in the facts set forth in this letter.

Sincerely,

 ______________________________
(Signature)

______________________________
(Name of Holder)

______________________________
(Name of Signatory)

______________________________
(Title of Signatory)
__________

D-2

Schedule “E”

FORM OF DECLARATION FOR REMOVAL OF LEGEND
IN COMPLIANCE WITH RULE 144 OF THE U.S. SECURITIES ACT

__________________, 20____

To:	Zoro Mining Corp. 3040 North Campbell Avenue, #110, Tucson, AZ 85719

Re:	Removal of U.S. Legend pursuant to Rule 144 [not for use in connection with securities held through CDS]

The undersigned (the “Holder”) hereby requests that Zoro Mining Corp. (the “Issuer”), and the transfer agent (the “Transfer Agent”) in respect of the common shares of the Issuer, authorizes the removal of the restrictive legend under the United States Securities Act of 1933, as amended (the “1933 Act”) from the security certificates bearing the numbers specified below (collectively, the “Certificates”) and representing the specified number and type, class and/or series of securities of the Issuer (collectively, the “Securities”):

Security Certificate Number	Number and Type/Class/Series of Security Represented by such Certificate

(attach additional sheets if additional space is required)

In support of such request the Holder hereby represents and warrants to the Issuer and to the Transfer Agent as follows:

(1)
[The Holder is the beneficial holder of the Securities represented by the Certificates through: ________________________________________, which acts as the Holder’s nominee for purposes of holding such Securities.]  OR   [The Holder is the registered and beneficial holder of the Securities represented by the Certificates.]

(2)	The Holder is not, and has not been at any time during the preceding one-half months, an “affiliate” (as that term is defined in paragraph (a)(1) of Rule 144 under the 1933 Act) of the Issuer.

(3)	Such Securities were, when issued, “restricted securities” as that term is defined in paragraph (a)(3) of Rule 144 under the 1933 Act.

(4)
The Holder acquired such Securities from the Issuer or an affiliate of the Issuer more six months ago on __________________, 2011, and the Holder paid the full purchase price for such Securities on that date.

(5)	The Holder is not aware of any facts or circumstances indicating that the Holder is or may be deemed to be an “underwriter” (as defined in the 1933 Act) of securities of the Issuer.

(6)	The Holder confirms that it is not aware of any material, non-public information regarding the Issuer.

E-1

Rule 144 defines an “affiliate” of the Issuer as any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Issuer.

The Issuer[, the nominee] and the Transfer Agent named above and their respective counsel may rely upon the representations and warranties made in this letter as though it had been addressed to them.  The Holder agrees to notify the Issuer and its counsel promptly of any changes in the facts set forth in this letter.

Sincerely,

______________________________
(Signature)

______________________________
(Name of Holder)

______________________________
(Name of Signatory)

______________________________
(Title of Signatory)

The signature(s) on this letter must be guaranteed by one of the following methods:

Canada and the USA:  A Medallion Signature Guarantee obtained from a member of an acceptable Medallion Signature Guarantee Program (STAMP, SEMP, MSP).  Many commercial banks, savings banks, credit unions, and all broker dealers participate in a Medallion Signature Guarantee Program.  The Guarantor must affix a stamp bearing the actual words “Medallion Guaranteed”.

Outside North America:  For holders located outside North America, present the certificate(s) and/or document(s) that require a guarantee to a local financial institution that has a corresponding Canadian or American affiliate which is a member of an acceptable Medallion Signature Guarantee Program.  The corresponding affiliate will arrange for the signature to be over-guaranteed.
__________

End of Subscription Agreement
__________

E-2